CONSOLIDATED STATEMENTS OF INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Revenues	$ 216,190	$ 185,636	$ 157,450
Cost of revenues	130,402	111,192	99,095
Gross profit	85,788	74,444	58,355
Operating expenses:
Research and development	16,488	10,235	11,352
Selling, marketing, general and administrative	44,460	39,859	32,097
Total operating expenses	60,948	50,094	43,449
Operating income	24,840	24,350	14,906
Financial income, net	533	163	124
Income before taxes on income	25,373	24,513	15,030
Taxes on income	(5,772)	(4,213)	(454)
Net income	19,601	20,300	14,576
Attributed to non-controlling interests	(43)	59	131
Attributed to redeemable non-controlling interest	(135)	1	(18)
Adjustment to redeemable non-controlling interest	443	224	0
Net income attributable to Sapiens' shareholders	$ 19,336	$ 20,016	$ 14,463
Net earnings per share attributable to Sapiens' shareholders
Basic	$ 0.4	$ 0.42	$ 0.31
Diluted	$ 0.4	$ 0.41	$ 0.3